Exhibit 99.1

Digital River Announces Second Quarter Financial Results

MINNEAPOLIS--(BUSINESS WIRE)--Digital River, Inc. (NASDAQ: DRIV), a leading provider of global e-commerce solutions, reports its second quarter financial results.

Second Quarter and Six Months Ended June 30, 2008

GAAP Results

Second quarter revenue totaled $98.4 million, an increase of 26 percent from $78.2 million during the same period in 2007. These results exceeded management’s second quarter revenue guidance of $91 million.

In the first half of 2008, Digital River reported revenue of $202.0 million. This represents a 19 percent increase from revenue of $169.9 million in the similar period last year.

Second quarter GAAP net income was $13.2 million or $0.33 per diluted share and compared to GAAP net income of $14.5 million or $0.32 per diluted share in the second quarter of 2007. These results exceeded management’s guidance of $0.25 per diluted share for the second quarter.

In the first half of 2008, GAAP net income was $31.5 million, or $0.76 per diluted share. This compared to GAAP net income of $35.2 million, or $0.78 per diluted share in the first half of 2007.

Non-GAAP Results

Second quarter non-GAAP net income was $15.6 million or $0.37 per diluted share, exceeding management’s guidance of $0.33 per diluted share. This compared to non-GAAP net income of $18.1 million, or $0.39 per diluted share in the second quarter of 2007.

In the first half of 2008, non-GAAP net income was $37.2 million, or $0.87 per diluted share. This compared to non-GAAP net income of $43.1 million, or $0.93 per diluted share in the first half of 2007.

Non-GAAP net income is computed by starting with GAAP pre-tax income as reported on the Company’s statement of income, then adding back amortization of acquisition-related intangibles and stock-based compensation expense, to calculate non-GAAP pre-tax income. This amount is then taxed at 31 percent to arrive at non-GAAP net income through the second quarter of 2008. This amount is then divided by fully-diluted GAAP shares outstanding, which includes the impact of the Company’s convertible senior notes, to derive non-GAAP diluted net income per share. To provide further clarity, a detailed reconciliation on the comparability of the GAAP and non-GAAP data has been provided in table form following the financial statements accompanying this release.

“Our second quarter results, which exceeded our guidance, were driven by strong performances across all areas of our business,” said Joel Ronning, Digital River’s CEO. “Our core software business continues to perform well, and our ability to translate this success into complementary verticals is paying off. We are making consistent progress extending our e-commerce services and winning new business in consumer electronics and games. While we are encouraged by the results we delivered in the first half of the year, we are maintaining cautious optimism for the remainder of 2008 based on the macro-economic environment.”

2008 Guidance

Forward-looking guidance for the quarter ending September 30, 2008, is as follows:

Third Quarter

  Revenue of $98.5 million;
  GAAP diluted net income per share of $0.37, assuming a 29 percent tax rate; and
  Non-GAAP diluted net income per share of $0.47, assuming a 27 percent tax rate.

Full Year

Forward-looking guidance for the period ending December 31, 2008, is as follows:

  Revenue of $410 million;
  GAAP diluted net income per share of $1.63, assuming a 28 percent tax rate; and
  Non-GAAP diluted net income per share of $2.00, assuming a 27 percent tax rate.

As previously announced, beginning in the third quarter of 2008, non-GAAP net income will be computed using a 27 percent income tax rate. The Company is reducing this rate from 31 percent because it is closer to current and expected GAAP tax rates over the next three to four years. A table modifying historical non-GAAP financial results, utilizing a 27 percent income tax rate accompanies this release.

Digital River will hold a conference call today at 4:30 p.m. EDT to discuss second quarter financial results. A live webcast of the conference call can be accessed from http://www.digitalriver.com/2008/q2earnings/. Alternatively, a live broadcast of the call may be heard by using conference ID # 54105238 and dialing (888) 218-6314 inside the United States or Canada, or by calling (706) 634-9714 from international locations. A webcast replay of the call will be archived on Digital River’s corporate Web site.

About Digital River, Inc.

Digital River, Inc., a leading provider of global e-commerce solutions, builds and manages online businesses for software publishers, consumer technology manufacturers, distributors, online retailers and affiliates. Its multi-channel e-commerce solution, which supports both direct and indirect sales, is designed to help companies of all sizes maximize online revenues as well as reduce the costs and risks of running an e-commerce operation. The Company’s comprehensive platform offers site development and hosting, order management, fraud prevention, export controls, tax management, physical and digital product fulfillment, multi-lingual customer service, advanced reporting and strategic marketing services.

Founded in 1994, Digital River is headquartered in Minneapolis with offices in major U.S. cities as well as Cologne, Germany; London, England; Shannon, Ireland; Luxembourg, Luxembourg; Stockholm, Sweden; Taipei, Taiwan; Tokyo, Japan; and Shanghai, China. For more details about Digital River, visit the corporate Web site at www.digitalriver.com or call 952-253-1234.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding the Company’s anticipated future growth, including future financial performance, as well as statements containing the words “anticipates,” “believes,” “plans,” “will,” or “expects” and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the Company’s operating history and variability of operating results; competition in the e-commerce market; challenges associated with international expansion; potential consequences surrounding findings of our internal investigation and informal SEC inquiry into our stock option granting practices; any potential civil litigation relating to our stock option granting practices; our ability to successfully manage our business while undertaking significant internal investments; our ability to achieve favorable tax rates in our international operations; and other risk factors referenced in the Company’s public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2007. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Digital River’s most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time-to-time.

The forward-looking statements regarding third quarter and full year 2008 reflect Digital River’s expectations as of July 30, 2008. Results may be materially affected by many factors, such as changes in global economic conditions and consumer spending, fluctuations in foreign currency rates, the rate of growth of online commerce and the Internet, progress with key partners and other factors. The guidance assumes, among other things, that there are no changes to stock-based compensation expense and anticipated tax rates. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Digital River is a registered trademark of Digital River, Inc. All other trademarks and registered trademarks are trademarks of their respective owners.

Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Condensed Consolidated Balance Sheets	As of
	June 30,	December 31,
	2008	2007
Assets:
Current assets
Cash and cash equivalents	$276,927	$381,788
Short-term investments	201,297	315,636
Accounts receivable, net	54,606	64,914
Deferred income taxes	2,808	7,899
Prepaid expenses and other	17,124	4,577
Total current assets	552,762	774,814
Property and equipment, net	32,971	31,102
Goodwill	280,908	261,885
Intangible assets, net	37,169	32,382
Long-term investments	109,108	-
Deferred income taxes	15,606	15,606
Other assets	6,654	11,955
Total assets	$1,035,178	$1,127,744
Liabilities and stockholders' equity:
Current liabilities
Convertible senior notes	$195,000	$-
Accounts payable	174,064	180,386
Accrued payroll	12,167	12,704
Deferred revenue	12,597	10,384
Accrued acquisition liabilities	7	399
Other accrued liabilities	33,996	41,229
Total current liabilities	427,831	245,102
Non-current liabilities
Convertible senior notes	-	195,000
Other liabilities	10,279	11,362
Total non-current liabilities	10,279	206,362
Total liabilities	438,110	451,464
Stockholders' equity
Common stock	432	425
Treasury stock at cost	(215,944)	(77,707)
Additional paid-in capital	610,378	597,128
Retained earnings	157,003	125,501
Accumulated other comprehensive income	45,199	30,933
Stockholders' equity	597,068	676,280
Total liabilities and stockholders' equity	$1,035,178	$1,127,744

Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands, except per share amounts)
Subject to reclassification

Condensed Consolidated Statement of Income

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
Revenue	$98,374	$78,227	$202,008	$169,858
Costs and expenses:
Direct cost of services	4,469	2,426	8,644	4,989
Network and infrastructure	10,396	7,334	20,584	14,829
Sales and marketing	39,247	32,793	78,977	66,982
Product research and development	13,074	8,235	25,744	16,887
General and administrative	10,834	9,543	21,078	19,656
Depreciation and amortization	3,957	3,291	7,791	6,149
Amortization of acquisition-related intangibles	2,170	1,607	4,346	4,353
Total costs and expenses	84,147	65,229	167,164	133,845
Income from operations	14,227	12,998	34,844	36,013
Interest income	4,298	8,264	10,544	16,146
Other expense, net	(1,653)	(257)	(2,402)	(1,146)
Income before income tax expense	16,872	21,005	42,986	51,013
Income tax expense	3,653	6,512	11,484	15,814
Net income	$13,219	$14,493	$31,502	$35,199

Net income per share - basic	$0.36	$0.35	$0.84	$0.86
Net income per share - diluted	$0.33	$0.32	$0.76	$0.78
Shares used in per share calculation - basic	36,594	41,169	37,562	40,823
Shares used in per share calculation - diluted	41,647	46,637	42,556	46,488

Calculation of GAAP Diluted Net Income Per Share

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
GAAP net income	$13,219	$14,493	$31,502	$35,199
Add back debt interest expense and issuance cost amortization, net of tax benefit	435	435	869	870
Adjusted net income for GAAP EPS calculation	$13,654	$14,928	$32,371	$36,069

Net income per share - diluted	$0.33	$0.32	$0.76	$0.78
Shares used in per share calculation - diluted	41,647	46,637	42,556	46,488

Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Condensed Consolidated Statements of Cash Flows
	Six months ended June 30,
	2008	2007
Operating Activities:
Net income	$31,502	$35,199
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of acquisition-related intangibles	4,346	4,353
Change in accounts receivable allowance, net of acquisitions	603	570
Depreciation and amortization	7,791	6,149
Stock-based compensation expense	6,538	7,125
Excess tax benefits from stock-based compensation	(1,001)	(10,027)
Deferred and other income taxes	5,934	11,383
Change in operating assets and liabilities (net of acquisitions):
Accounts receivable	12,495	6,515
Prepaid and other assets	(6,876)	(1,417)
Accounts payable	(12,582)	(15,997)
Deferred revenue	1,867	298
Income tax payable	(10,548)	2,861
Other accrued liabilities	(50)	1,068
Net cash provided by operating activities	40,019	48,080

Investing Activities:
Purchases of investments	(227,625)	(173,092)
Sales of investments	232,650	137,395
Cash paid for acquisitions, net of cash received	(17,352)	(8,540)
Purchases of equipment and capitalized software	(9,532)	(6,577)
Net cash used for investing activities	(21,859)	(50,814)

Financing Activities:
Exercise of stock options	4,439	7,703
Sales of common stock under employee stock purchase plan	1,446	1,244
Repurchase of common stock	(137,858)	-
Repurchase of restricted stock to satisfy tax withholding obligation	(379)	(377)
Excess tax benefits from stock-based compensation	1,001	10,027
Net cash (used for)/ provided by financing activities	(131,351)	18,597
Effect of exchange rate changes on cash	8,330	3,009
Net (decrease)/ increase in cash and cash equivalents	(104,861)	18,872
Cash and cash equivalents, beginning of period	381,788	390,243

Cash and cash equivalents, end of period	$276,927	$409,115

Cash paid for interest on Convertible Senior Notes	$1,219	$1,219

Digital River, Inc.
GAAP to non-GAAP Reconciliations
(Unaudited, in thousands, except per share amounts)
UTILIZING 31% INCOME TAX RATE
Calculation of non-GAAP Diluted Net Income Per Share

	Three months ended		Six months ended
	March 31,	June 30,	June 30,
	2007	2007	2007

GAAP pre-tax income	$30,008	$21,005	$51,013
Add back: amortization of acquisition-related intangibles	2,746	1,607	4,353
Add back: stock-based compensation expense	3,476	3,649	7,125
Non-GAAP pre-tax income	36,230	26,261	62,491
Income tax expense @ 31%	11,231	8,141	19,372
Non-GAAP net income	$24,999	$18,120	$43,119

Non-GAAP net income per share - diluted	$0.54	$0.39	$0.93

Shares used in per share calculation - diluted	46,348	46,637	46,488

	Three months ended		Six months ended
	March 31,	June 30,	June 30,
	2008	2008	2008
GAAP pre-tax income	$26,114	$16,872	$42,986
Add back: amortization of acquisition-related intangibles	2,176	2,170	4,346
Add back: stock-based compensation expense	3,031	3,507	6,538
Non-GAAP pre-tax income	31,321	22,549	53,870
Income tax expense @ 31%	9,710	6,990	16,700
Non-GAAP net income	$21,611	$15,559	$37,170

Non-GAAP net income per share - diluted	$0.50	$0.37	$0.87

Shares used in per share calculation - diluted	43,506	41,647	42,556

Breakdown of stock-based compensation expense
	Three months ended		Six months ended
	March 31,	June 30,	June 30,
	2008	2008	2008
Direct cost of services	$192	$247	$439
Network and infrastructure	32	31	63
Sales and marketing	1,102	1,283	2,385
Product research and development	262	336	598
General and administrative	1,443	1,610	3,053
Total	$3,031	$3,507	$6,538

Digital River, Inc.
GAAP to non-GAAP Reconciliations
(Unaudited, in thousands, except per share amounts)
UTILIZING 27% INCOME TAX RATE
Calculation of non-GAAP Diluted Net Income Per Share

	Three months ended				Twelve months ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2007	2007	2007	2007	2007
GAAP pre-tax income	$30,008	$21,005	$22,174	$29,888	$103,075
Add back: amortization of acquisition-related intangibles	2,746	1,607	1,611	1,622	7,586
Add back: stock-based compensation expense	3,476	3,649	3,411	3,206	13,742
Non-GAAP pre-tax income	36,230	26,261	27,196	34,716	124,403
Income tax expense @ 27%	9,782	7,090	7,343	9,373	33,588
Non-GAAP net income	$26,448	$19,171	$19,853	$25,343	$90,815

Non-GAAP net income per share - diluted	$0.57	$0.41	$0.44	$0.56	$1.98

Shares used in per share calculation - diluted	46,348	46,637	45,386	45,401	45,914

	Three months ended				Six months ended
	March 31,	June 30,			June 30,
	2008	2008			2008
GAAP pre-tax income	$26,114	$16,872			$42,986
Add back: amortization of acquisition-related intangibles	2,176	2,170			4,346
Add back: stock-based compensation expense	3,031	3,507			6,538
Non-GAAP pre-tax income	31,321	22,549			53,870
Income tax expense @ 27%	8,457	6,088			14,545
Non-GAAP net income	$22,864	$16,461			$39,325

Non-GAAP net income per share - diluted	$0.53	$0.40			$0.92

Shares used in per share calculation - diluted	43,506	41,647			42,556

Breakdown of stock-based compensation expense
	Three months ended				Six months ended
	March 31,	June 30,			June 30,
	2008	2008			2008
Direct cost of services	$192	$247			$439
Network and infrastructure	32	31			63
Sales and marketing	1,102	1,283			2,385
Product research and development	262	336			598
General and administrative	1,443	1,610			3,053
Total	$3,031	$3,507			$6,538

Non-GAAP Guidance Reconciliation
	Q3 - 2008		FY - 2008
	Guidance		Guidance
Expected GAAP net income per share - diluted	$0.37		$1.63
Add back amortization of acquisition-related costs	0.05		0.20
Add back stock-based compensation expense	0.09		0.33
Tax variability	(0.03)		(0.12)
Deduct impact of convertible senior notes	(0.01)		(0.04)
Expected non-GAAP diluted net income per share	$0.47		$2.00

CONTACT:
Digital River, Inc.
Investor Relations Contact:
Ed Merritt, 952-540-3362
Vice President, Investor Relations
emerritt@digitalriver.com
or
Media Relations Contact:
Gerri Dyrek, 952-253-8396
Director, Public Relations
gdyrek@digitalriver.com